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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 22, 2016

AROTECH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-23336	95-4302784
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1229 Oak Valley Drive, Ann Arbor, Michigan	48108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(800) 281-0356

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
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SEC 873 (11/14)

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Item 1.01	Entry into a Material Definitive Agreement.
On August 22, 2016, Arotech Corporation (the “Company”) and Robert S. Ehrlich agreed that Mr. Ehrlich would step down from his position as Iron Flow Storage program Chairman effective August 31, 2016. In connection with the departure of Mr. Ehrlich, the Company and the Company’s subsidiary Epsilor-Electric Fuel Ltd. (“Epsilor”) and Mr. Ehrlich executed a Termination Agreement and Release (the “Termination Agreement”) dated August 22, 2016, providing, inter alia, for payment to Mr. Ehrlich of $524,051.50 in place of the sums owed to Mr. Ehrlich pursuant to the terms of his employment agreement, as amended, in return for a complete waiver and release of claims by Mr. Ehrlich.
The foregoing description of the Termination Agreement is qualified in its entirety by the terms of the Termination Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference
Item 1.02	Termination of a Material Definitive Agreement.
On August 22, 2016, the Company and Robert S. Ehrlich agreed that Mr. Ehrlich would step down from his position as Iron Flow Storage program Chairman effective August 31, 2016. The Termination Agreement described under Item 1.01 above supersedes the Seventh Amended and Restated Employment Agreement between Mr. Ehrlich and the Company dated December 24, 2014, as amended, and all other agreements, plans, programs, policies and arrangements relating to the terms of Mr. Ehrlich’s employment with the Company. The material terms of the Termination Agreement are described under Item 1.01 above and incorporated by reference into this Item 1.02.
Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 5.02(b)
Named Executive Officer
On August 22, 2016, the Company and Robert S. Ehrlich agreed that Mr. Ehrlich would step down from his position as Iron Flow Storage program Chairman effective August 31, 2016. Mr. Ehrlich’s departure is unrelated in any manner to any past, present or contemplated accounting or finance issue or to any disagreement over accounting treatment or policy.
The material terms of the Termination Agreement dated August 22, 2016 between the Company and Mr. Ehrlich are described under Item 1.01 above and incorporated by reference into this Item 5.02(b).
A copy of the press release announcing, inter alia, that Mr. Ehrlich is stepping down from his position as Iron Flow Storage program Chairman is attached as Exhibit 99.1.
Item 8.01	Other Events.
On August 22, 2016, Arotech Corporation (the “Registrant”) publicly disseminated the press release attached as Exhibit 99.1 hereto
Item 9.01       Financial Statements and Exhibits.
The following Exhibits are furnished as part of this Current Report on Form 8-K:
Exhibit Number	Description
10.1	Termination Agreement and Release between the Company and Epsilor, and Robert S. Ehrlich, dated August 22, 2016
99.1	Press release dated August 22, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
AROTECH CORPORATION
(Registrant)
/s/ Steven Esses
Name:	Steven Esses
Title:	President and CEO
Dated: August 22, 2016